UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 1, 2008

PhotoMedex, Inc.
(Exact Name of Registrant Specified in Charter)

Delaware	0-11635	59-2058100
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

147 Keystone Drive, Montgomeryville, Pennsylvania	18936
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 215-619-3600

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Photo Therapeutics Acquisition Agreement

On August 4, 2008, PhotoMedex, Inc., a Delaware corporation (the “Company”), entered into a Purchase Agreement (the “Acquisition Agreement”), dated as of August 4, 2008, between the Company and Photo Therapeutics Group Limited, a private limited company incorporated under the laws of England and Wales (“Photo Therapeutics”). Pursuant to the terms of the Acquisition Agreement, the Company agreed to acquire from Photo Therapeutics all of the issued and outstanding equity securities of Photo Therapeutics’s wholly-owned subsidiaries and thereby acquire all of Photo Therapeutics’ operating business (the “PT Business”), at the closing of the transactions contemplated thereby (the “PT Closing”).

In exchange for the outstanding equity securities of the subsidiaries, the Company agreed to pay to Photo Therapeutics aggregate potential cash consideration of up to $20 million, consisting of (i) a $13 million payment at the PT Closing, subject to adjustment based on the amount of working capital associated with the PT Business, less the amount of any indebtedness of the PT Business and certain other adjustment provisions (the “Closing Payment”), and (ii) up to an additional $7 million payment subject to the achievement of certain financial performance thresholds for the PT Business (the “PT Earnout”). $1 million of the Closing Payment will be placed into an escrow account for a period of 18 months following the PT Closing as security for Photo Therapeutics’ indemnification obligations under the Acquisition Agreement. The Closing Payment is subject to adjustment at and after the PT Closing in the event that the working capital associated with the PT Business deviates from a threshold amount.

The Company and Photo Therapeutics made customary representations, warranties and covenants in the Acquisition Agreement. The consummation of the PT Closing is subject to customary conditions, including, among other things, the absence of certain proceedings applicable to Photo Therapeutics or the consummation of the PT Closing, as well as, among other things (i) approval of the Acquisition Agreement by the holders of 75% of the shares of Photo Therapeutics’ common stock that are entitled to vote and present, in person or by proxy, at the special meeting, and (ii) the approval of the Financing Transaction (as defined below) by the holders of the Company’s outstanding shares of common stock, par value $0.01 per share (the “Common Stock”). Following the PT Closing, Photo Therapeutics’ subsidiaries will become wholly-owned subsidiaries of the Company.

The foregoing description of the Acquisition Agreement is qualified in its entirety by reference to the full text of the Acquisition Agreement, which is attached as Exhibit 2.1 to this report and is incorporated in this report by reference. The Acquisition Agreement has been attached to provide investors with information regarding its terms.  It is not intended to provide any other factual information about the Company or Photo Therapeutics.  In particular, the assertions embodied in the representations and warranties contained in the Acquisition Agreement are qualified by information in confidential disclosure schedules provided by Photo Therapeutics to the Company in connection with the signing of the Acquisition Agreement. These disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Acquisition Agreement. Moreover, certain representations and warranties in the Acquisition Agreement were used for the purpose of allocating risk between the Company and Photo Therapeutics, rather than establishing matters as facts. Accordingly, you should not rely on the representations and warranties in the Acquisition Agreement as characterizations of the actual state of facts about the Company or Photo Therapeutics.

In connection with the signing of the Acquisition Agreement, Photo Therapeutics and certain shareholders of Photo Therapeutics, who beneficially and legally own approximately 51.5% of Photo Therapeutics’ common stock, each entered into a Voting Agreement (each, a “Voting Agreement”). Pursuant to each Voting Agreement, the signatory shareholders agreed to vote their shares of Photo Therapeutics’ common stock in favor of the transactions contemplated by the Acquisition Agreement and to take certain other actions in furtherance of the consummation of the PT Closing. The foregoing description of the Voting Agreement is qualified in its entirety by reference to the full text of the Voting Agreement, which is included as Exhibit A to the Acquisition Agreement attached as Exhibit 2.1 to this report and is incorporated in this report by reference.

Securities Purchase Agreement

On August 4, 2008, the Company entered into a Securities Purchase Agreement (the “Securities Agreement”), dated as of August 4, 2008, between the Company and an investor (the “Investor”). Under the terms of the Securities Agreement, the Company agreed to issue to the Investor (i) convertible promissory notes (the “Notes”) in the aggregate principal amount of up to $25 million, convertible into shares of Common Stock, (ii) warrants to purchase shares of Common Stock (the “Warrants”), and (iii) 327,521 shares of Common Stock (the “First Tranche Shares” and together with the Warrants and the Notes, the “Securities”), in exchange for the Investor’s payment to the Company of an aggregate purchase price of up to $25 million.

The issuance and sale of the Securities will occur in two tranches (the “Financing Transaction”). The closing of the first tranche of the Financing Transaction (the “First Tranche Closing”) will occur simultaneously with the PT Closing. At the First Tranche Closing, in exchange for the Investor’s investment of $18 million, the Company will issue to the Investor (i) a Note in the principal amount of $18 million, (ii) a Warrant to purchase a number of shares of Common Stock as determined in accordance with the Securities Agreement, and (iii) the First Tranche Shares. The consummation of the First Tranche Closing is subject to customary conditions, including, among other things, (i) the absence of certain proceedings applicable to the Financing Transaction and of a material adverse effect since March 31, 2008, (ii) compliance by the Company of representations, warranties and covenants set forth in the Securities Agreement, (iii) the consummation of the PT Closing (which would occur simultaneously with the First Tranche Closing), and (iv) the approval by the holders of the Common Stock of, among other things, (A) the Financing Transaction, and (B) a reverse split of the outstanding shares of the Common Stock at a ratio of 1-for-5 or such other ratio as may be agreed between the Company and the Investor.

The Company and the Investor made customary and broad representations and warranties in the Securities Agreement. Under the terms of the Securities Agreement, the Company agreed with the Investor that (i) after the date of the First Tranche Closing and for as long as the Investor holds any of the Securities, the Company will take commercially reasonable efforts to cause the election of a person designated by the Investor to the Company’s board of directors (the “Board”), (ii) in the event that the Company issues Notes to the Investor in the second tranche of the Financing Transaction (the “Second Tranche Closing”), the Company will take commercially reasonable efforts to cause the election of a second person designated by the Investor to the Board, and (iii) that the Company will call a meeting of the holders of the Common Stock, as soon as practical, to seek the approval of (A) the Financing Transaction, (B) a reverse split of the outstanding shares of the Common Stock at a ratio of 1-for-5 or such other ratio as may be agreed between the Company and the Investor, and (C) other matters that may be presented at the meeting. The Company also agreed to certain affirmative and negative covenants including, among other things, that (i) the Investor will have participation rights in the Company’s future financing transactions, (ii) for so long as the Notes remain outstanding, the Company will be restricted from consummating a change of control of the Company, unless the Investor receives a specified rate of return on its investment in cash or liquid securities or consents to the change of control, (iii) the Company will be restricted from acquiring or disposing of a significant portion of its assets, (iv) the Company will be restricted from paying dividends to its stockholders, and (vi) the Investor will have a right of first refusal with the Company to exclusively purchase any financing-related securities proposed to be issued by the Company.

The Second Tranche Closing is anticipated to occur in connection with the payment of the PT Earnout. At the Second Tranche Closing, in exchange for the Investor’s investment of an amount equal to the Company’s payment to Photo Therapeutics in connection with the PT Earnout (the “Earnout Amount”), the Company will issue to the Investor (i) a Note in the principal amount equal to the Earnout Amount, not to exceed $7 million, and (ii) a Warrant to purchase a number of shares of Common Stock as determined in accordance with the Securities Agreement. The consummation of the Second Tranche Closing is subject to customary conditions, including (i) the absence of certain proceedings applicable to the Financing Transaction and of a material adverse effect since March 31, 2008, (ii) compliance by the Company of representations, warranties and covenants set forth in the Securities Agreement, and (iii) the final determination of the Earnout Amount.

The foregoing description of the Securities Agreement is qualified in its entirety by reference to the full text of the Securities Agreement, which is attached as Exhibit 4.1 to this report and is incorporated in this report by reference. The Securities Agreement has been attached to provide investors with information regarding its items. It is not intended to provide any other factual information about the Company or the Investor. In particular, the assertions embodied in the representations and warranties contained in the Securities Agreement are qualified by information in confidential disclosure schedules provided by the Company in connection with the signing of the Securities Agreement. These disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Securities Agreement. Moreover, certain representations and warranties in the Securities Agreement were used for the purpose of allocating risk between the Company and the Investor, rather than establishing matters as facts. Accordingly, you should not rely on the representations and warranties in Securities Agreement as characterizations of the actual state of facts about the Company or the Investor.

Convertible Promissory Notes

In the event that the First Tranche Closing occurs, in accordance with the terms and conditions of the Securities Agreement, the Company will issue to the Investor a Note (the “First Tranche Note”). Upon issuance, the First Tranche Note will have an aggregate principal amount of $18 million and will be convertible into shares of Common Stock at an initial conversion price equal to the First Tranche Conversion Price (as determined in accordance with the Securities Agreement and the First Tranche Note), subject to adjustment upon certain conditions, including if the Company issues Common Stock at a price below the First Tranche Conversion Price, as adjusted. The First Tranche Note will mature on the fifth anniversary of the date of the First Tranche Closing and will accrue interest at 8% per annum. Interest is payable on the six month anniversary of the date of the First Tranche Closing and on each six month period thereafter.

In the event that the Second Tranche Closing occurs, in accordance with the terms and conditions of the Securities Agreement, the Company will issue to the Investor a Note (the “Second Tranche Note”). Upon issuance, the Second Tranche Note will have an aggregate principal amount equal to the Earnout Amount, not to exceed $7 million, and will be convertible into shares of Common Stock at an initial conversion price equal to the Second Tranche Conversion Price (as determined in accordance with the Securities Agreement and the Second Tranche Note), subject to adjustment upon certain conditions, including among other things, if the Company issues Common Stock at a price below the First Tranche Conversion Price, as adjusted. The Second Tranche Note will mature on the fifth anniversary of the date of the Second Tranche Closing and will accrue interest at 8% per annum. Interest is payable on the six month anniversary of the date of the Second Tranche Closing and on each six month period thereafter.

Each of the First Tranche Note and the Second Tranche Note will provide that upon the occurrence of certain events, which include the Company’s failure to make a timely payment and the Company’s breach of a representation, warranty or covenant in the Securities Agreement or the Note (including the failure to maintain the listing of the Company’s stock on a satisfactory exchange or market), the Investor may require the Company to prepay the amount outstanding under the First Tranche Note and the Second Tranche Note .

The foregoing description of the Notes are qualified in their entirety by reference to the full text of the form of such Notes, which is attached as Exhibit 4.2 to this report and is incorporated in this report by reference.

Warrants

In the event that the First Tranche Closing occurs, in accordance with the terms and conditions of the Securities Agreement, the Company will issue to the Investor a Warrant (the “First Tranche Warrant”). The First Tranche Warrant will grant the Investor the right to purchase a number of shares of Common Stock equal to the quotient obtained by dividing 5,400,000 by the First Tranche Conversion Price, at a price per share initially equal to the First Tranche Conversion Price, subject to adjustment upon certain conditions, including among other things, if the Company issues Common Stock at a price below the First Tranche Conversion Price, as adjusted.

If the Second Tranche Closing occurs, in accordance with the terms and conditions of the Securities Agreement, the Company will issue to the Investor a Warrant (the “Second Tranche Warrant”). The Second Tranche Warrant will grant the Investor the right to purchase a number of shares of Common Stock equal to the quotient obtained by dividing (i) the product of 0.30 times the principal amount of the Second Tranche Note, by (ii) the Second Tranche Conversion Price, rounded to the nearest whole number, at a price per share initially equal to the Second Tranche Conversion Price, subject to adjustment upon the same conditions as the First Tranche Warrant. The First Tranche Warrant and the Second Tranche Warrant are exercisable at any time after the issue date for a period of 8 years thereafter.

The foregoing description of the Warrants is qualified in its entirety by reference to the full text of the form of such Warrants, which is attached as Exhibit 4.3 to this report and is incorporated in this report by reference.

Registration Rights Agreement

In the event that the First Tranche Closing occurs, in accordance with the terms and conditions of the Securities Agreement, the Company will enter into a Registration Rights Agreement with the Investor (the “Registration Rights Agreement”), whereby the Company will grant the Investor certain registration rights to enable the resale of the First Tranche Common Shares and the shares of Common Stock issueable upon conversion of the Notes and the exercise of the Warrants.

The foregoing description of the Registration Rights Agreement is qualified in its entirety by reference to the full text of the form of such Registration Rights Agreement, which is attached as Exhibit 4.4 to this report and is incorporated in this report by reference.

Surgical Services Asset Purchase Agreement

On August 1, 2008, the Company entered into an Asset Purchase Agreement (the “Asset Agreement”), dated as of August 1, 2008, between the Company and PRI Medical Technologies, Inc. (“PRI”). Pursuant to the terms of the Asset Agreement, PRI agreed to purchase from the Company certain assets of the Company’s Surgical Services Segment (the “Surgical Services Assets”) at the closing of the transactions contemplated thereby (the “Asset Closing”).

At the Asset Closing, in exchange for the Surgical Services Assets, PRI will pay the Company $3.8 million in cash. The purchase price is subject to adjustment after the Asset Closing based on the value of the inventory and collection of account receivable associated with the Surgical Services Assets. The Company and PRI made customary representations, warranties and covenants in the Asset Agreement. The consummation of the Asset Closing is subject to customary conditions, including, among other things, the absence of any adverse change with respect to the Surgical Services Assets, the receipt of any necessary third party consents and the absence of certain proceedings applicable to the consummation of the Asset Closing.

The foregoing description of the Asset Agreement is qualified in its entirety by reference to the full text of the Asset Agreement, which is attached as Exhibit 2.2 to this report and is incorporated in this report by reference. The Asset Agreement has been attached to provide investors with information regarding its terms.  It is not intended to provide any other factual information about the Company or PRI.  In particular, the assertions embodied in the representations and warranties contained in the Asset Agreement are qualified by information in confidential disclosure schedules provided by the Company to PRI in connection with the signing of the Asset Agreement. These disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Asset Agreement. Moreover, certain representations and warranties in the Asset Agreement were used for the purpose of allocating risk between the Company and PRI, rather than establishing matters as facts. Accordingly, you should not rely on the representations and warranties in the Asset Agreement as characterizations of the actual state of facts about the Company or PRI.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in response to Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 3.02. Unregistered Sales of Equity Securities.

The information provided in response to Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

The First Tranche Shares, the Notes and the Warrants were sold to an accredited investor in reliance on the exemption from registration provided by Rule 506 promulgated under the Securities Act of 1933, as amended.

The transaction involving the sale of the First Tranche Shares, the Notes and the Warrants was privately negotiated and did not include any general solicitation or advertising. The Investor represented that it was acquiring the Notes and Warrants without a view to a distribution and was afforded the opportunity to review all publicly filed documents and to ask questions and receive answers from the Company’s officers.

Item 8.01. Other Events.

On August 4, 2008, the Company issued a press release with regard to the Acquisition Agreement and the Financing Transaction. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

In connection with seeking stockholder approval of the Financing Transaction, the Company intends to file proxy materials and other relevant documents with the Securities and Exchange Commission (the

“SEC”).  The Company’s stockholders are urged to read the proxy statement (and any other relevant documents filed) with the SEC when they become available, because they will contain important information about the Financing Transaction.  The Company will mail the definitive proxy statement to the Company’s stockholders.  In addition, the Company’s stockholders may obtain free copies of the final proxy statement, as well as the Company’s other filings, without charge, at the SEC’s Web site (www.sec.gov) when they become available. Copies of the filings may also be obtained without charge from the Company by directing a request to: 147 Keystone Drive, Montgomeryville, Pennsylvania, 18936, Attention: General Counsel.

The Company’s directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from stockholders in respect of the Financing Transaction.  Information regarding the Company’s directors and executive officers is available in the Company’s 2007 Annual Report on Form 10-K, filed with the SEC on March 17, 2008, as amended by the Company’s annual report on Form 10-K/A as filed with the SEC on May 8, 2008.  Additional information regarding the interests of such potential participants will be included in the proxy statement and the other relevant documents filed with the SEC when they become available.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
2.1	Purchase Agreement, dated as of August 4, 2008, by and between Photo Therapeutics Group Limited and PhotoMedex, Inc.
2.2	Asset Purchase Agreement, dated as of August 1, 2008, by and between PhotoMedex, Inc. and PRI Medical Technologies, Inc.
4.1	Securities Purchase Agreement, dated as of August 4, 2008, by and between PhotoMedex, Inc. and the Investor named therein
4.2	Form of Convertible Promissory Note
4.3	Form of Warrant
4.4	Form of Registration Rights Agreement
99.1	Press Release, dated August 4, 2008, issued by PhotoMedex, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

PHOTOMEDEX, INC.

Date: August 4, 2008	By:	/s/ Jeffrey F. O’Donnell
Jeffrey F. O’Donnell Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
2.1	Purchase Agreement, dated as of August 4, 2008, by and between Photo Therapeutics Group Limited and PhotoMedex, Inc.
2.2	Asset Purchase Agreement, dated as of August 1, 2008, by and between PhotoMedex, Inc. and PRI Medical Technologies, Inc.
4.1	Securities Purchase Agreement, dated as of August 4, 2008, by and between PhotoMedex, Inc. and the Investor named therein
4.2	Form of Convertible Promissory Note
4.3	Form of Warrant
4.4	Form of Registration Rights Agreement
99.1	Press Release, dated August 4, 2008, issued by PhotoMedex, Inc.